                                                                    Exhibit 10.1

                                      [LOGO]
                                     MISSION
                                    RESOURCES

December 31, 2001

Mr. J. P. Bryan
Torch Energy Advisors, Inc.
1221 Lamar, Suite 1600
Houston, Texas 77010

Dear J.P.:

As we discussed, pursuant to Section 16.2(a) of the Master Services Agreement between Torch Etal and Mission, Mission Resources is electing to terminate the Corporate Administration Services Agreement between Mission and TEAI. As required in the Master Services Agreement, the termination date will be April 30, 2002. Mission has agreed to pay Torch a $620,000 cancellation fee upon termination. This payment and termination of the Contract will relieve Mission of any and all future obligations associated with the Contract.

We appreciate the very professional and efficient execution of the Contract by Torch over the past years.

Sincerely,

/s/ Jon Clarkson
Jon Clarkson
President

Acknowledged and Agreed
/s/ J. P. Bryan
-------------------------
J. P. Bryan

                                      *
           1331 LAMAR, SUITE 1455  HOUSTON, TEXAS 77010-3039
      TEL (713) 495-3000 FAX (713) 652-2916 WWW.MISSIONRESOURCESCORP.COM